Exhibit 99.906CERT

EXHIBIT 12(b)

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
THE SARBANES-OXLEY ACT

I, H. Bruce Bond, President (Principal Executive Officer) of PowerShares India Exchange-Traded Fund Trust (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.    The Form N-CSR of the Registrant for the annual fiscal year ended October 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 14, 2009	/s/ H. Bruce Bond
H. Bruce Bond
President (Principal Executive Officer)

This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document

EXHIBIT 12(b)

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF

THE SARBANES-OXLEY ACT

I, Bruce T. Duncan, Treasurer (Principal Financial Officer) of PowerShares India Exchange-Traded Fund Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.    The Form N-CSR of the Registrant for the annual fiscal year ended October 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 14, 2009	/s/ Bruce T. Duncan
Bruce T. Duncan,
Treasurer (Principal Financial Officer)

This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document